UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2017 (September 27, 2017)

Origo Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	20-3061907
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

708 Third Avenue

New York, New York 10017

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 634-4512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ADDITIONAL INFORMATION ABOUT THE MERGER AND DISCLAIMER

THIS CURRENT REPORT ON FORM 8-K RELATES TO THE PROPOSED BUSINESS COMBINATION BETWEEN ORIGO ACQUISITION CORPORATION (“ORIGO”) AND HIGHTIMES HOLDING CORP. (“HTH”). SHAREHOLDERS OF ORIGO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ORIGO’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH ORIGO’S SOLICITATION OF PROXIES FOR AN ANTICIPATED EXTRAORDINARY GENERAL MEETING OF ORIGO SHAREHOLDERS (THE “EXTRAORDINARY GENERAL MEETING”) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ORIGO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016, AND OTHER PUBLIC FILINGS FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ORIGO’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. ORIGO’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF ORIGO AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ORIGO ACQUISITION CORPORATION, 708 THIRD AVENUE, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND ORIGO’S ANNUAL AND OTHER REPORTS AND PROXY STATEMENTS FILED WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

THE PROPOSED MERGER WILL BE SUBMITTED TO SHAREHOLDERS OF ORIGO FOR THEIR CONSIDERATION.   ORIGO INTENDS TO FILE RELEVANT MATERIALS WITH THE SEC, INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FOR ORIGO THAT WILL INCLUDE A PROXY STATEMENT IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING, AND ORIGO WILL MAIL THE RELEVANT DOCUMENTS TO ITS SHAREHOLDERS AS OF THE RECORD DATE ESTABLISHED FOR VOTING ON MATTERS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING. ORIGO”S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT, IN CONNECTION WITH ORIGO’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ORIGO, HTH, THE MERGER AND CERTAIN OTHER MATTERS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE REDOMESTICATION OF ORIGO FROM THE CAYMAN ISLANDS TO NEVADA. SHAREHOLDERS MAY ALSO OBTAIN A COPY OF THE PROXY STATEMENT, ONCE AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC THAT WILL BE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, WITHOUT CHARGE, AT THE SEC’S WEBSITE LOCATED AT WWW.SEC.GOV, OR BY DIRECTING A REQUEST TO ORIGO ACQUISITION CORPORATION, 708 THIRD AVENUE, NEW YORK, NEW YORK 10017.

NO OFFER OR SOLICITATION OF SECURITIES

THIS REPORT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, OR A SOLICITATION OF ANY VOTE OR APPROVAL, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

PARTICIPANTS IN THE SOLICITATION

ORIGO, HTH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ORIGO IN CONNECTION WITH THE MERGER. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL ALSO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 (AND WILL BE INCLUDED IN THE RELATED DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SEC.

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CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

THIS REPORT INCLUDES “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT MAY NOT BE BASED ON HISTORICAL FACT, BUT INSTEAD RELATE TO FUTURE EVENTS, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORDS “BELIEVE”, “MAY”, “PLAN”, “WILL”, “ESTIMATE”, “CONTINUE”, “ANTICIPATE”, “INTEND”, “EXPECT” AND SIMILAR EXPRESSIONS. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS RELEASE ARE FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS REGARDING: THE ABILITY OF ORIGO AND HTH TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT; THE ANTICIPATED BENEFITS OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER; AND STATEMENTS REGARDING THE OPERATION OF EACH OF ORIGO’S AND HTH’S BUSINESSES.

SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON A NUMBER OF ASSUMPTIONS, INCLUDING ASSUMPTIONS REGARDING THE ABILITY OF THE PARTIES TO SATISFY, IN A TIMELY MANNER, THE CONDITIONS CONTAINED IN THE MERGER AGREEMENT; THE RECEIPT OF ANY NECESSARY REGULATORY APPROVALS; GENERAL ECONOMIC CONDITIONS; THAT THE PARTIES’ RESPECTIVE BUSINESSES ARE ABLE TO OPERATE AS ANTICIPATED WITHOUT INTERRUPTIONS; COMPETITIVE CONDITIONS; AND CHANGES IN LAWS, RULES AND REGULATIONS APPLICABLE TO ORIGO AND HTH. ALTHOUGH MANAGEMENT OF ORIGO AND HTH BELIEVE THAT THE ASSUMPTIONS MADE AND EXPECTATIONS REPRESENTED BY SUCH STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCE THAT A FORWARD-LOOKING STATEMENT CONTAINED HEREIN WILL PROVE TO BE ACCURATE. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN AND EVEN IF SUCH ACTUAL RESULTS AND DEVELOPMENTS ARE REALIZED OR SUBSTANTIALLY REALIZED, THERE CAN BE NO ASSURANCE THAT THEY WILL HAVE THE EXPECTED CONSEQUENCES OR EFFECTS. FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS INCLUDE: NON-COMPLETION OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING DUE TO THE PARTIES FAILING TO RECEIVE THE NECESSARY SHAREHOLDER, STOCK EXCHANGE AND REGULATORY APPROVALS OR THE INABILITY OF THE PARTIES TO SATISFY IN A TIMELY MANNER AND ON SATISFACTORY TERMS THE NECESSARY CONDITIONS; THE FAILURE TO MEET THE LISTING STANDARDS OF NASDAQ OR ANOTHER SECURITIES EXCHANGE FOLLOWING THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT; THE FAILURE OF HTH TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE PRODUCTS OR SERVICES; THE NATURE OF HTH’S BUSINESS IN THE REGULATED CANNABIS INDUSTRY, AND THE EFFECTS OF ENFORCEMENT OF FEDERAL AND STATE LAWS RELATING TO CANNABIS; ADVERSE CHANGES IN GENERAL ECONOMIC CONDITIONS OR APPLICABLE LAWS, RULES AND REGULATIONS; AND OTHER FACTORS DETAILED FROM TIME TO TIME IN ORIGO’S PERIODIC DISCLOSURE. ALL FORWARD-LOOKING STATEMENTS AND INFORMATION MADE HEREIN ARE BASED ON THE PARTIES’ CURRENT EXPECTATIONS AND NEITHER PARTY UNDERTAKES AN OBLIGATION TO REVISE OR UPDATE SUCH FORWARD LOOKING STATEMENTS AND INFORMATION TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

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Item 1.01 Entry Into A Material Definitive Agreement.

On July 24, 2017, Origo Acquisition Corporation, a Cayman Islands company (including the Successor (as defined below), “Origo”), entered into a Merger Agreement (the “Merger Agreement”) with Hightimes Holding Corp., a Delaware corporation (“HTH”), HTHC Merger Sub, Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of Origo (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the shareholders of Origo (other than HTH stockholders) (the “Origo Representative”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into HTH, with HTH continuing as the surviving entity (the “Merger”) and all holders of HTH equity securities and warrants, options and rights to acquire or securities that convert into HTH equity securities (collectively, “HTH Securities”) will convert into Origo common shares and, with respect to options, options to acquire Origo common shares.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement, filed as Exhibit 2.1 to Origo’s Current Report on Form 8-K, filed July 27, 2017.

On September 27, 2017, Origo HTH, Merger Sub and the Origo Representative executed a First Amendment to the Merger Agreement (the “First Amendment”) to amend and restate certain terms and provision of the Merger Agreement, the material amendments of which are as described below.

1.           The First Amendment provides that in the event HTH receives in excess of Five Million One Dollars ($5,000,001) in net proceeds from one or more separate sales of common or preferred stock prior to the Closing, then the amount in excess of Five Million One Dollars ($5,000,001) shall increase the HTH’s valuation on a dollar-for-dollar basis and increase the number of Origo common shares representing the Merger Consideration by dividing the increased HTH valuation by the agreed upon value of the Origo common shares to be issued as Merger Consideration. The original Merger Agreement did not provide for the possibility of an increase in HTH’s valuation and resulting increase in the Merger Consideration.

2.           The First Amendment memorializes that HTH shall be permitted to increase the principal amount of HTH’s existing secured loan from ExWorks Capital Fund I, L.P (“ExWorks”) to up to $11,500,000 from $7,500,000. Additionally, Origo acknowledged that any shares of HTH Class A common stock issued to ExWorks pursuant to the convertible note evidencing the ExWorks loan (the “ExWorks Convertible Note”) shall be converted into Origo common shares at a conversion price equal to 90% of the per share value of the Merger Consideration (i.e., $10.65, or an ExWorks conversion price of $9.585). Origo further agreed that all Origo common shares issued upon conversion of the ExWorks Convertible Note shall not be deemed to be part of the Merger Consideration and shall dilute all holders of Origo common shares on an equitable pro-rata basis. The original Merger Agreement did not contemplate an increase in the ExWorks indebtedness or a separate mechanism for calculating the ExWorks conversion price.

3.           Pursuant to the First Amendment, Origo acknowledged that on August 7, 2017, HTH and ExWorks entered into an amendment to the ExWorks Loan Agreement, pursuant to which ExWorks granted HTH an option, exercisable at any time on or before January 29, 2018, to extend the maturity date of the ExWorks loan to August 28, 2018. If HTH elects to exercise the option, it will be obligated to pay ExWorks an additional fee of $600,000 and issue an additional warrant to ExWorks to purchase shares of HTH Class A common stock. HTH agreed that prior to the Closing Date of the Merger, HTH shall either refinance its indebtedness to ExWorks or exercise the foregoing option to extend the terminate date of the ExWorks loan to August 28, 2018. The original Merger Agreement did not contemplate such amendment to the ExWorks loan agreements.

4.           Pursuant to the First Amendment, Origo agreed that as long as the Merger Agreement has not previously terminated, HTH is permitted to enter into any private placement financings at a pre-money valuation for HTH not less than One Hundred Thirty Five Million Dollars ($135,000,000). The original Merger Agreement allowed for Interim Company Financings of up to Ten Million Dollars ($10,000,000) with a minimum pre-money valuation of Two Hundred Fifty Million Dollars ($250,000,000).

5.           Pursuant to the First Amendment, Origo agreed that HTH shall have the right to file with the Securities and Exchange Commission (the “SEC”) a Form 1-A and related Offering Circular in connection with a proposed Regulation A+ offering or registration statement on Form S-1 in connection with the registration under the Securities Act of 1933, as amended, in either case for up to Fifty Million Dollars ($50,000,000) of HTH Class A common stock (either, an “HTH Public Offering”). HTH agreed that its pre-money valuation in connection with any HTH Public Offering shall not be less than Two Hundred Twenty Five Million Dollars ($225,000,000). The original Merger Agreement allowed for the filing by HTH of a Form CF in connection with a proposed crowdfunding sale of HTH Class A common stock and the filing of a Form 1-A in connection with a maximum Regulation A+ offering of Ten Million Dollars ($10,000,000).

6.           Pursuant to the First Amendment, HTH agreed to permit Origo seek shareholder approval of an amendment to the Origo charter to allow the deadline for consummating an initial business combination to be extended from September 12, 2017 to March 12, 2018. The original Merger Agreement contemplated an extension to December 12, 2017. As previously reported, such extension was approved by Origo’s shareholders on September 11, 2017.

7.           Pursuant to the First Amendment, the date by which HTH must provide to Origo (i) audited and interim financial statements of HTH for the years ended December 31, 2015 and 2016 and the dix months ended June 30, 2017 and (ii) executed voting agreements from HTH’s shareholders that are executive officers or directors and shareholders of 51% of the outstanding shares of HTH’s common stock was extended from July 31, 2017 as provided for in the original Merger Agreement to October 13, 2017. The original Merger Agreement also provided that voting agreements would be secured from all holders of 5% or more of its outstanding shares of HTH.

8.           Pursuant to the First Amendment, Origo and HTH agreed that to consummate the Closing under the Merger Agreement, after applicable expenses, Origo shall have not less than $5,000,001 in net tangible assets, which shall include the consolidated net tangible assets of HTH and its subsidiaries. The original Merger Agreement did not include the consolidated net tangible assets of HTH and its subsidiaries in the $5,000,001 net tangible asset calculation.

9.           The First Amendment amended the termination provisions of the Merger Agreement to provide that the Merger Agreement may be terminated by written notice by Origo to HTH if the Closing has not occurred on or prior to March 12, 2018 and by written notice by HTH to Origo if all the conditions to Closing have not been satisfied by December 12, 2017. The original Merger Agreement contemplated a right to terminate the Merger Agreement by either party if the Closing has not occurred by September 12, 2017 and did not allow for HTH to terminate the Merger Agreement if the condition to Closing have not been met by the same date.

10.         The First Amendment amended the Merger Agreement to provide that if, prior to the Closing Date (i) Origo has less than $5,000,001 in net tangible assets (excluding the net tangible assets of HTH) and (ii) HTH shall consummate a HTH Public Offering, then (A) on the Closing Date, HTH will utilize up to ten percent (10%) of the gross proceeds of such HTH Public Offering (up to $20 million of such gross proceeds) to pay for all or a portion of Origo deferred expenses as directed by Origo and (B) if the gross proceeds of a HTH Public Offering exceeds $20 million, HTH will utilize up to $5.0 million of the gross proceeds of such HTH Public Offering to pay for all or a portion of Origo deferred expenses as directed by Origo.

The foregoing description of the First Amendment is qualified in its entirety by reference the full text of the First Amendment which is included as Exhibit 2.1 to this Current Report..

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Description

2.1*	First Amendment to the Merger Agreement, dated as of September 27, 2017, by and between Origo Acquisition Corporation, Hightimes Holding Corp., HTHC Merger Sub, Inc., and Jose Aldeanueva in the capacity as the Origo Representative.

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2017	ORIGO ACQUISITION CORPORATION

/s/ Edward J. Fred
	Name:	Edward J. Fred
	Title:	Chief Executive Officer

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